------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) June 30, 2005


                                  CWHEQ, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                   333-121378                 87-0698310
----------------------------        -----------              ----------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

      4500 Park Granada
    Calabasas, California                                          91302
 ---------------------------                                   --------------
    (Address of Principal                                        (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-C.











-----------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 17, 2004 and the Prospectus Supplement dated June 28, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-C.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.


                                 Loan Group 1

               Principal Balances for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                            Percent of                 Weighted   Weighted    Weighted    Average
                                    Aggregate               Aggregate      Average     Average     Average     Average    Combined
                                    Principal    Number of  Principal      Current      Gross     Remaining    Credit     Loan-to-
                                     Balance     Mortgage    Balance      Principal    Mortgage     Term       Bureau      Value
 Range of Principal Balances ($)   Outstanding     Loans   Outstanding     Balance      Rate      (months)    Risk Score   Ratio
 -------------------------------   ------------  --------  -----------  ----------     --------   --------    ----------   --------
       0.01 -  10,000.00....     $    2,129,323      376       1.08%    $    5,663       6.821%     284.61      727        67.4%
  10,000.01 -  20,000.00....          5,739,970      379       2.91         15,145       6.971      283.32      716        69.8
  20,000.01 -  30,000.00....         10,378,404      405       5.27         25,626       7.152      288.63      711        74.0
  30,000.01 -  40,000.00....         12,839,296      362       6.52         35,468       7.459      290.13      705        78.5
  40,000.01 -  50,000.00....         10,004,775      217       5.08         46,105       7.305      289.83      712        77.5
  50,000.01 -  60,000.00....         36,358,329      645      18.45         56,370       7.655      291.14      709        88.4
  60,000.01 -  70,000.00....         43,421,459      665      22.04         65,295       7.942      292.37      710        90.9
  70,000.01 -  80,000.00....         22,890,710      306      11.62         74,806       7.397      289.32      707        84.4
  80,000.01 -  90,000.00....         12,804,933      150       6.50         85,366       7.714      287.09      708        85.3
  90,000.01 - 100,000.00....         16,940,125      174       8.60         97,357       7.355      288.21      703        77.8
 100,000.01 - 125,000.00....         10,322,922       91       5.24        113,439       7.284      290.90      704        78.7
 125,000.01 - 150,000.00....         10,416,015       74       5.29        140,757       7.158      291.01      693        75.8
 150,000.01 - 175,000.00....          2,246,166       14       1.14        160,440       6.987      292.30      700        79.7
 175,000.01 - 200,000.00....            551,909        3       0.28        183,970       6.738      297.96      679        80.5
                                 --------------  --------  -----------
     Total..................     $  197,044,337    3,861     100.00%
                                 ==============  ========  ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $51,035.


                 Loan Programs for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                            Percent of                 Weighted   Weighted    Weighted    Average
                                    Aggregate               Aggregate      Average     Average     Average     Average    Combined
                                    Principal    Number of  Principal      Current      Gross     Remaining    Credit     Loan-to-
                                     Balance     Mortgage    Balance      Principal    Mortgage     Term       Bureau      Value
 Description of Loan Programs      Outstanding     Loans   Outstanding     Balance      Rate      (months)    Risk Score   Ratio
 ------------------------------   ------------   --------  -----------  ----------     --------   --------    ----------   --------
10 Year Draw, 20 Year Repay.... $      111,251          2      0.06%    $   55,625      7.245%     349.49        666        83.6%
5 Year Draw, 10 Year Repay.....        145,367          2      0.07         72,683      8.144      142.90        696        85.5
10 Year Draw, 15 Year Repay(1).    196,694,401      3,855     99.82         51,023      7.524      290.23        708        83.4
15 Year Draw, 10 Year Repay....         93,318          2      0.05         46,659      7.298      240.02        723        64.4
                                ---------------  --------- ----------
     Total..................... $  197,044,337      3,861    100.00%
                                ===============  ========= ==========

---------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                   Loan Rates for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                           Percent of                Weighted    Weighted     Weighted    Average
                                 Aggregate                  Aggregate     Average    Average      Average      Average    Combined
                                 Principal     Number of    Principal     Current     Gross      Remaining     Credit     Loan-to-
                                  Balance      Mortgage      Balance     Principal   Mortgage      Term        Bureau      Value
 Range of Loan Rates(%)         Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score    Ratio
 ---------------------------  --------------   ---------   -----------  ----------   --------   ----------   -----------  --------
  3.501 -  4.000............ $   10,889,323        231         5.53%   $   47,140     3.990%     299.66        706         70.9%
  4.001 -  4.500............      9,246,693        158         4.69        58,523     4.393      296.59        707         95.9
  4.501 -  5.000............        147,250          3         0.07        49,083     4.750      297.22        716         87.7
  5.001 -  5.500............        227,487          5         0.12        45,497     5.500      297.85        701         88.6
  5.501 -  6.000............     20,353,326        510        10.33        39,908     5.982      285.07        737         67.8
  6.001 -  6.500............     23,510,877        482        11.93        48,778     6.400      287.45        711         70.6
  6.501 -  7.000............     17,038,707        328         8.65        51,947     6.845      274.74        718         71.5
  7.001 -  7.500............     14,326,307        291         7.27        49,231     7.267      288.39        675         75.9
  7.501 -  8.000............     15,701,258        325         7.97        48,312     7.844      290.58        706         83.2
  8.001 -  8.500............     29,392,839        517        14.92        56,853     8.379      293.65        713         93.3
  8.501 -  9.000............     16,342,771        314         8.29        52,047     8.840      291.48        693         91.3
  9.001 -  9.500............     23,688,003        396        12.02        59,818     9.462      294.59        703         97.4
  9.501 - 10.000............      6,833,364        128         3.47        53,386     9.829      290.49        711         94.9
 10.001 - 10.500............      6,494,944        116         3.30        55,991    10.359      294.42        692         96.5
 10.501 - 11.000............      1,923,678         35         0.98        54,962    10.757      296.34        693         93.2
 11.001 - 11.500............        848,211         20         0.43        42,411    11.220      298.05        679         94.4
 11.501 - 12.000............         79,300          2         0.04        39,650    11.701      297.61        664         90.0
                              --------------   ---------   -----------
     Total..................  $ 197,044,337      3,861       100.00%
                              ==============   =========   ===========



         As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.524%.


     Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                        Weighted
                                                          Percent of                Weighted    Weighted    Weighted     Average
                                 Aggregate     Number     Aggregate      Average    Average     Average     Average     Combined
                                 Principal       of       Principal      Current     Gross     Remaining    Credit      Loan-to-
Range of Months Remaining to      Balance      Mortgage    Balance      Principal   Mortgage     Term       Bureau       Value
    Scheduled Maturity          Outstanding     Loans     Outstanding     Balance     Rate      (months)   Risk Score    Ratio
-----------------------------  --------------  --------   ------------  ----------  ---------  ----------  -----------  --------
109 - 120.................... $       82,607         1        0.04%     $  82,607     7.000%     117.00       701         74.5%
169 - 180....................         62,760         1        0.03         62,760     9.650      177.00       690        100.0
229 - 240....................     15,799,337       349        8.02         45,270     7.135      237.53       725         74.3
241 - 252....................      5,415,275       118        2.75         45,892     7.202      241.76       719         71.0
253 - 264....................         16,384         1        0.01         16,384     6.500      264.00       697         79.2
265 - 276....................        116,257         4        0.06         29,064     7.220      272.94       753         90.7
277 - 288....................      5,855,548       194        2.97         30,183     7.187      284.80       708         79.2
289 - 300....................    169,584,918     3,191       86.06         53,145     7.583      296.87       706         84.7
337 -3 48....................         48,270         1        0.02         48,270     6.750      341.00       762         90.0
349 - 360....................         62,981         1        0.03         62,981     7.625      356.00       593         78.6
                              ---------------  ---------   -----------
     Total................... $  197,044,337     3,861      100.00%
                              ===============  =========   ===========


     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 290.

     The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                                        Weighted
                                                          Percent of                Weighted    Weighted    Weighted    Average
                                 Aggregate    Number      Aggregate    Average       Average    Average      Average    Combined
                                Principal       of          Principal    Current        Gross     Remaining    Credit   Loan-to-
Range of Combined Loan-to-       Balance      Mortgage     Balance     Principal    Mortgage    Term         Bureau      Value
   Value Ratio (%)             Outstanding    Loans      Outstanding    Balance       Rate      (months)    Risk Score    Ratio
---------------------------- --------------  --------    -----------  ----------    ---------   ----------  ----------  --------
 0.01 -  10.00............  $      162,218         3        0.08%    $   54,073      7.989%      297.13       699         6.6%
10.01 -  20.00.............        474,840        12        0.24         39,570      6.261       293.62       735        18.2
20.01 -  30.00.............      1,797,776        54        0.91         33,292      6.366       286.51       706        26.8
30.01 -  40.00.............      5,064,116       140        2.57         36,172      6.273       291.11       717        36.2
40.01 -  50.00.............      6,282,704       174        3.19         36,107      6.130       285.73       722        44.9
50.01 -  60.00.............      9,699,525       238        4.92         40,754      6.327       282.26       716        55.7
60.01 -  70.00.............     23,169,609       509       11.76         45,520      6.286       283.76       713        66.8
70.01 -  80.00.............     27,245,251       530       13.83         51,406      6.766       287.04       694        77.5
80.01 -  90.00.............     45,929,088       943       23.31         48,705      7.970       291.35       697        88.4
90.01 - 100.00.............     77,219,209     1,258       39.19         61,383      8.278       293.75       714        99.0
                            ---------------  ---------   -----------
     Total................. $  197,044,337     3,861      100.00%
                            ===============  =========   ===========

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 83.37%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 1 Mortgage Loans

                                                          Percent of               Weighted    Weighted    Weighted     Weighted
                                Aggregate      Number     Aggregate     Average    Average      Average     Average      Average
                                Principal        of       Principal     Current    Gross       Remaining    Credit      Combined
                                 Balance      Mortgage     Balance     Principal   Mortgage      Term       Bureau    Loan-to-Value
             State             Outstanding     Loans     Outstanding    Balance     Rate       (months)    Risk Score     Ratio
----------------------------  -------------   ---------  -----------  ----------   --------    ---------   ---------- -------------
Alabama.....................  $     601,965          9        0.31%   $   66,885     8.232%    276.23        685          93.7%
Arizona.....................      4,593,402         68        2.33        67,550     6.311     290.22        717          87.3
California..................     82,638,694      2,254       41.94        36,663     7.288     289.12        709          78.3
Colorado....................      6,213,060         89        3.15        69,810     7.728     287.64        718          90.4
Connecticut.................      1,835,819         28        0.93        65,565     8.118     295.74        704          82.2
Delaware....................        799,342         11        0.41        72,667     7.565     296.65        674          85.1
District of Columbia........        338,535          4        0.17        84,634     7.606     296.71        684          75.1
Florida.....................     12,112,220        172        6.15        70,420     7.369     293.30        706          86.4
Georgia.....................      3,370,870         49        1.71        68,793     7.302     295.58        711          96.2
Hawaii......................      3,871,620         44        1.96        87,991     7.772     287.40        704          76.7
Idaho.......................        751,122         11        0.38        68,284     8.051     290.74        707          83.0
Illinois....................      7,594,192        110        3.85        69,038     8.186     290.51        716          91.9
Indiana.....................        826,105         13        0.42        63,547     7.793     296.71        688          90.9
Iowa........................        293,512          5        0.15        58,702     9.093     293.70        685          97.7
Kansas......................        603,876         10        0.31        60,388     7.704     285.75        712          93.9
Kentucky....................        477,270          8        0.24        59,659     8.011     282.16        716          92.8
Louisiana...................      1,353,103         18        0.69        75,172     7.554     271.57        711          77.8
Maine.......................        399,146          6        0.20        66,524     7.741     297.08        704          81.6
Maryland....................      4,191,928         57        2.13        73,543     7.427     293.79        696          86.1
Massachusetts...............      4,168,224         58        2.12        71,866     7.706     290.04        698          79.6
Michigan....................      2,362,079         34        1.20        69,473     8.172     276.64        702          90.7
Minnesota...................      1,874,908         28        0.95        66,961     7.812     295.43        694          91.2
Mississippi.................        463,409          5        0.24        92,682     8.736     287.79        710          89.0
Missouri....................      1,250,168         20        0.63        62,508     7.685     294.24        705          96.2
Montana.....................        526,141          7        0.27        75,163     6.752     296.91        715          84.0
Nebraska....................        158,713          2        0.08        79,357     8.177     270.17        751          85.3
Nevada......................      9,133,062        130        4.64        70,254     7.605     294.49        713          89.1
New Hampshire...............      1,449,517         19        0.74        76,290     7.513     294.65        691          86.9
New Jersey..................      8,759,973        111        4.45        78,919     8.137     292.00        698          85.9
New Mexico..................        757,590         12        0.38        63,132     8.592     279.95        711          90.7
New York....................      7,491,229         95        3.80        78,855     7.342     291.45        701          74.1
North Carolina..............      1,866,882         29        0.95        64,375     8.193     288.72        706          95.1
North Dakota................         59,579          1        0.03        59,579     8.500     297.00        706         100.0
Ohio........................      1,584,005         24        0.80        66,000     8.809     284.00        709          94.1
Oklahoma....................        323,845          5        0.16        64,769     8.576     286.43        726          93.3
Oregon......................      2,278,651         30        1.16        75,955     7.425     288.63        699          87.1
Pennsylvania................      3,440,297         50        1.75        68,806     7.651     288.11        707          85.5
Rhode Island................        711,133         11        0.36        64,648     7.762     294.49        697          85.7
South Carolina..............        934,548         13        0.47        71,888     7.804     283.38        696          90.2
South Dakota................         66,133          1        0.03        66,133     6.375     297.00        671          90.0
Tennessee...................        901,808         16        0.46        56,363     7.410     291.97        716          93.3
Texas.......................        289,263          5        0.15        57,853     6.900     297.77        761          79.5
Utah........................      1,322,756         18        0.67        73,486     7.362     285.13        723          87.8
Vermont.....................        271,042          2        0.14       135,521     8.590     297.00        712          95.4
Virginia....................      4,525,433         64        2.30        70,710     7.937     296.24        702          88.5
Washington..................      5,343,001         78        2.71        68,500     7.827     289.36        713          91.9
West Virginia...............        154,168          2        0.08        77,084    10.411     297.00        661          99.9
Wisconsin...................      1,710,998         25        0.87        68,440     8.098     291.80        707          88.2
                              --------------  ---------  ----------
     Total..................  $ 197,044,337      3,861      100.00%
                              ==============  =========  ==========

      Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                          Percent of               Weighted   Weighted    Weighted     Weighted
                                Aggregate      Number     Aggregate     Average    Average     Average    Average       Average
                                Principal        of       Principal     Current    Gross      Remaining   Credit       Combined
                                 Balance      Mortgage     Balance     Principal   Mortgage     Term      Bureau      Loan-to-Value
  Range of Credit Scores       Outstanding     Loans     Outstanding    Balance     Rate      (months)    Risk Score     Ratio
---------------------------   -------------   ---------  -----------  ----------   --------   ---------   ----------  -------------
821 - 840..................   $     293,545          9        0.15%   $   32,616     6.571%     295.93       827          58.2%
801 - 820..................       2,454,003         64        1.25        38,344     7.054      290.03       808          75.4
781 - 800..................       8,404,569        202        4.27        41,607     6.797      283.89       789          74.1
761 - 780..................      15,381,733        351        7.81        43,823     7.187      285.50       769          81.5
741 - 760..................      20,360,280        425       10.33        47,907     7.255      286.90       750          84.2
721 - 740..................      26,199,043        518       13.30        50,577     7.423      288.00       730          84.6
701 - 720..................      35,818,605        654       18.18        54,769     7.747      291.01       709          87.0
681 - 700..................      31,782,373        570       16.13        55,759     7.769      291.77       690          85.4
661 - 680..................      29,666,683        554       15.06        53,550     7.595      293.79       671          83.8
641 - 660..................      15,051,268        295        7.64        51,021     7.641      291.83       651          79.7
621 - 640..................       9,997,526        193        5.07        51,801     7.674      292.30       631          77.5
601 - 620..................       1,422,304         22        0.72        64,650     7.245      293.84       615          75.6
581 - 600..................         127,981          2        0.06        63,991     7.308      324.51       596          77.9
561 - 580..................          84,424          2        0.04        42,212     9.459      236.81       578          84.8
                              --------------  ---------  ----------
     Total.................   $ 197,044,337      3,861      100.00%
                              ==============  =========  ==========


     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 708.


                 Property Type for the Group 1 Mortgage Loans

                                                            Percent of               Weighted   Weighted    Weighted     Weighted
                                  Aggregate      Number     Aggregate     Average    Average     Average    Average      Average
                                  Principal        of       Principal     Current    Gross      Remaining    Credit      Combined
                                   Balance      Mortgage     Balance     Principal   Mortgage     Term       Bureau   Loan-to-Value
  Property Type                  Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
---------------------------     -------------   ---------  -----------  ----------   --------   ---------  ---------- -------------
Single Family................   $ 132,816,309      2,715       67.40%   $   48,919     7.401%    288.90       705          81.2%
Planned Unit Development (PUD)     31,825,567        548       16.15        58,076     7.419     291.71       714          88.2
Low-Rise Condominium.........      19,363,319        413        9.83        46,885     7.960     293.61       712          89.3
2-4 Units....................      11,363,629        156        5.77        72,844     8.424     293.19       713          83.9
High-Rise Condominium........       1,675,513         29        0.85        57,776     8.151     297.05       715          88.9
                                --------------  ---------  -----------
     Total...................   $ 197,044,337      3,861      100.00%
                                ==============  =========  ===========

                 Gross Margins for the Group 1 Mortgage Loans

                                                        Percent of              Weighted   Weighted    Weighted     Weighted
                                 Aggregate   Number     Aggregate     Average    Average    Average     Average     Average
                                 Principal     of       Principal     Current    Gross     Remaining   Credit       Combined
                                  Balance    Mortgage    Balance     Principal  Mortgage     Term        Bureau    Loan-to-Value
 Range of Gross Margins (%)     Outstanding   Loans    Outstanding    Balance    Rate      (months)   Risk Score     Ratio
 --------------------------     -----------  --------  -----------   --------   --------   ---------  ----------   -------------
Less than or equal to 0.000.. $  23,505,401      554       11.93%  $   42,429     5.578%     287.00      741          66.0%
0.001 - 0.250................     6,599,055      158        3.35       41,766     5.738      292.34      686          58.6
0.251 - 0.500................    20,019,827      403       10.16       49,677     6.270      287.64      715          73.8
0.501 - 0.750................     9,007,259      193        4.57       46,670     6.509      267.67      723          66.8
0.751 - 1.000................     9,654,770      161        4.90       59,968     6.740      285.06      714          79.0
1.001 - 1.250................    12,025,830      248        6.10       48,491     6.717      288.21      664          73.4
1.251 - 1.500................     5,454,423      111        2.77       49,139     6.569      294.41      717          88.5
1.501 - 1.750................     6,341,284      119        3.22       53,288     7.513      294.09      692          75.4
1.751 - 2.000................    11,552,667      252        5.86       45,844     7.472      289.94      713          89.5
2.001 - 2.250................    11,159,427      208        5.66       53,651     7.791      293.96      698          88.6
2.251 - 2.500................    20,518,564      352       10.41       58,291     8.264      294.07      720          95.4
2.501 - 2.750................     8,155,638      148        4.14       55,106     8.619      294.18      696          90.2
2.751 - 3.000................    10,041,333      201        5.10       49,957     8.243      290.49      689          92.8
3.001 - 3.250................     2,790,595       53        1.42       52,653     8.706      288.08      696          95.8
3.251 - 3.500................    22,098,003      367       11.21       60,213     9.294      295.57      702          97.7
3.501 - 3.750................     3,356,737       66        1.70       50,860     9.364      285.18      703          95.1
3.751 - 4.000................     3,868,826       69        1.96       56,070     9.636      295.73      717          95.1
4.001 - 4.250................     3,206,636       60        1.63       53,444     9.847      294.15      696          96.2
4.251 - 4.500................     4,311,920       72        2.19       59,888     9.342      295.16      681          97.4
4.501 - 4.750................     1,362,067       25        0.69       54,483    10.174      296.24      687          93.0
4.751 - 5.000................       932,665       17        0.47       54,863     9.353      296.96      692          95.5
5.001 - 5.250................       943,812       21        0.48       44,943    10.448      298.44      679          93.5
5.251 - 5.500................        58,299        1        0.03       58,299    11.500      297.00      630         100.0
5.501 - 5.750................        79,300        2        0.04       39,650    11.701      297.61      664          90.0
                              -------------- --------   ---------
     Total................... $ 197,044,337    3,861      100.00%
                              ============== ========   =========

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.888%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

         Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                           Percent of              Weighted   Weighted    Weighted      Weighted
                                    Aggregate   Number     Aggregate     Average    Average    Average     Average      Average
                                    Principal     of       Principal     Current    Gross     Remaining   Credit        Combined
       Range of Credit               Balance    Mortgage    Balance     Principal  Mortgage     Term        Bureau    Loan-to-Value
 Limit Utilization Rates (%)       Outstanding   Loans    Outstanding    Balance    Rate      (months)   Risk Score       Ratio
-------------------------------    -----------  --------  -----------   --------   --------   ---------  ----------   -------------
 0.01 -  10.00.............     $     504,210      134        0.26%    $  3,763     6.651%     291.00       737           62.2%
10.01 -  20.00..............        1,425,621      155        0.72        9,198     6.583      285.83       727           66.0
20.01 -  30.00..............        2,032,660      145        1.03       14,018     6.482      289.66       732           60.8
30.01 -  40.00..............        3,147,774      144        1.60       21,860     6.578      282.57       724           65.5
40.01 -  50.00..............        3,293,042      129        1.67       25,527     6.546      288.01       721           65.6
50.01 -  60.00..............        4,430,345      133        2.25       33,311     6.530      287.59       714           67.4
60.01 -  70.00..............        6,067,505      150        3.08       40,450     6.687      283.46       714           70.6
70.01 -  80.00..............        9,863,139      197        5.01       50,067     6.862      283.55       714           71.4
80.01 -  90.00..............       14,099,175      232        7.16       60,772     6.887      284.36       710           73.3
90.01 - 100.00..............      152,180,863    2,442       77.23       62,318     7.755      291.68       705           87.3
                                --------------- --------  -----------
     Total..................    $ 197,044,337    3,861      100.00%
                                =============== ======== ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 80.76%.

               Maximum Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of              Weighted   Weighted     Weighted     Weighted
                                Aggregate      Number      Aggregate     Average   Average     Average     Average       Average
                                Principal       of         Principal     Current   Gross      Remaining    Credit       Combined
                                 Balance      Mortgage     Balance     Principal   Mortgage     Term       Bureau     Loan-to-Value
  Maximum Loan Rates (%)       Outstanding     Loans      Outstanding    Balance    Rate       (months)   Risk Score     Ratio
--------------------------    -------------   --------    -----------   --------   --------   ---------   ----------   ------------
12.750....................   $       68,895         1        0.03%   $   68,895      7.000%     235.00       696          74.6%
16.000....................        8,144,731       108        4.13        75,414      7.571      295.11       705          78.3
17.000....................       12,346,583       176        6.27        70,151      7.355      293.39       708          86.2
18.000....................      176,484,128     3,576       89.57        49,352      7.534      289.70       708          83.4
                             ---------------  --------  -----------
     Total................   $  197,044,337     3,861      100.00%
                             ==============   ========  ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.853%.


                 Credit Limits for the Group 1 Mortgage Loans

                                                           Percent of              Weighted   Weighted    Weighted      Weighted
                                   Aggregate     Number     Aggregate    Average   Average     Average    Average        Average
                                   Principal      of        Principal    Current   Gross      Remaining   Credit        Combined
                                    Balance     Mortgage     Balance    Principal  Mortgage     Term      Bureau      Loan-to-Value
 Range of Credit Limits ($)      Outstanding     Loans    Outstanding   Balance      Rate     (months)    Risk Score     Ratio
 --------------------------     -------------   --------  -----------   ---------  --------   ---------   ----------  -------------
       0.01 -  10,000.00....    $     103,884        16        0.05%     $ 6,493    8.343%    275.69         709         71.6%
  10,000.01 -  20,000.00....        2,545,440       216        1.29       11,784    7.487     278.92         711         75.2
  20,000.01 -  30,000.00....        7,329,258       383        3.72       19,136    7.502     287.43         709         77.7
  30,000.01 -  40,000.00....       10,945,983       391        5.56       27,995    7.662     291.38         704         82.2
  40,000.01 -  50,000.00....       11,369,724       371        5.77       30,646    7.132     289.73         715         73.2
  50,000.01 -  60,000.00....       32,396,645       611       16.44       53,022    7.736     292.60         707         90.4
  60,000.01 -  70,000.00....       39,617,046       639       20.11       61,999    8.047     292.18         710         92.3
  70,000.01 -  80,000.00....       22,970,639       366       11.66       62,761    7.421     289.79         704         84.3
  80,000.01 -  90,000.00....       13,618,342       186        6.91       73,217    7.725     290.42         705         85.8
  90,000.01 - 100,000.00....       27,467,734       410       13.94       66,994    6.997     285.19         713         74.0
 100,000.01 - 125,000.00....       10,040,881       105        5.10       95,627    7.358     291.80         707         79.6
 125,000.01 - 150,000.00....       14,259,250       133        7.24      107,212    7.133     290.67         698         74.3
 150,000.01 - 175,000.00....        3,644,161        29        1.85      125,661    6.783     287.39         707         78.2
 175,000.01 - 200,000.00....          650,909         4        0.33      162,727    6.968     297.81         684         83.0
 200,000.01 - 225,000.00....           84,441         1        0.04       84,441    7.750     296.00         690         62.3
                                --------------  ---------  ----------
     Total..................    $ 197,044,337     3,861      100.00%
                                ==============  =========  ==========

         As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $62,899.


                 Lien Priority for the Group 1 Mortgage Loans

                                                          Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate      Number    Aggregate     Average    Average     Average     Average       Average
                                 Principal       of        Principal    Current    Gross      Remaining    Credit        Combined
                                  Balance      Mortgage    Balance     Principal   Mortgage     Term       Bureau     Loan-to-Value
      Lien Priority             Outstanding     Loans    Outstanding    Balance     Rate     (months)     Risk Score      Ratio
--------------------------     -------------   --------  -----------   ---------  --------   ---------    ----------  -------------
Second Liens..............    $  197,044,337     3,861      100.00%    $  51,035    7.524%     290.13        708         83.4%
                              --------------   --------  -----------
     Total................    $  197,044,337     3,861      100.00%
                              ==============   ========  ===========

               Delinquency Status for the Group 1 Mortgage Loans

                                                          Percent of                Weighted   Weighted   Weighted      Weighted
                                Aggregate      Number      Aggregate     Average    Average     Average    Average       Average
                                Principal       of         Principal     Current     Gross     Remaining   Credit       Combined
                                 Balance      Mortgage     Balance      Principal   Mortgage     Term      Bureau    Loan-to-Value
   Delinquency Status          Outstanding     Loans     Outstanding     Balance     Rate      (months)   Risk Score     Ratio
-------------------------      -----------    --------   -----------    ---------  ---------   ---------  ----------  -------------
Current...................   $  197,044,337      3,861      100.00%    $  51,035     7.524%     290.13       708        83.4%
                             --------------   ---------  -----------
     Total................   $  197,044,337      3,861      100.00%
                             ==============   =========  ===========


                Origination Year for the Group 1 Mortgage Loans

                                                         Percent of                Weighted    Weighted   Weighted     Weighted
                                Aggregate      Number     Aggregate     Average    Average     Average     Average      Average
                                Principal       of        Principal     Current     Gross     Remaining    Credit      Combined
                                 Balance      Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
     Origination Year          Outstanding     Loans     Outstanding    Balance      Rate     (months)   Risk Score      Ratio
-------------------------      -----------    --------   -----------    ---------  ---------   ---------  ----------  -------------
1999......................   $      140,426          5        0.07%   $   28,085       6.740%    233.75      735          76.0%
2000......................       21,156,793        463       10.74        45,695       7.154     238.17      723          73.5
2002......................           61,991          3        0.03        20,664       8.115     267.74      697          93.7
2003......................          982,706         40        0.50        24,568       6.817     283.62      711          77.6
2004......................       17,305,918        510        8.78        33,933       7.673     290.31      710          83.3
2005......................      157,396,503      2,840       79.88        55,421       7.563     297.20      705          84.7
                             ---------------  ---------  -----------
     Total................   $  197,044,337      3,861      100.00%
                             ===============  =========  ===========

                                 Loan Group 2

               Principal Balances for the Group 2 Mortgage Loans

                                                          Percent of                Weighted   Weighted   Weighted      Weighted
                               Aggregate       Number      Aggregate     Average    Average     Average    Average       Average
                               Principal        of         Principal     Current     Gross     Remaining   Credit       Combined
Range of Principal              Balance       Mortgage     Balance      Principal   Mortgage     Term      Bureau    Loan-to-Value
Balances ($)                  Outstanding      Loans     Outstanding     Balance     Rate      (months)   Risk Score     Ratio
-------------------------     --------------  --------   -----------    ---------  ---------   ---------  ----------  -------------
      0.01 -    10,000.00...  $   13,085,294     2,190        1.63%   $    5,975       7.491%     281.97      729         78.4%
 10,000.01 -    20,000.00...      51,754,154     3,358        6.45        15,412       7.875      280.47      715         83.2
 20,000.01 -    30,000.00...      92,108,715     3,586       11.47        25,686       8.021      286.11      709         87.9
 30,000.01 -    40,000.00...      78,326,397     2,239        9.75        34,983       7.866      289.85      712         88.6
 40,000.01 -    50,000.00...      84,426,799     1,862       10.51        45,342       7.885      292.09      710         88.5
 50,000.01 -    60,000.00...      40,100,936       742        4.99        54,044       7.905      294.75      709         88.9
 60,000.01 -    70,000.00...      25,059,511       385        3.12        65,090       7.954      296.06      706         87.6
 70,000.01 -    80,000.00...      40,687,669       539        5.07        75,487       8.096      295.57      712         92.1
 80,000.01 -    90,000.00...      34,252,421       403        4.27        84,994       7.986      294.15      715         93.1
 90,000.01 -   100,000.00...      40,377,976       419        5.03        96,367       8.003      295.53      711         89.0
100,000.01 -   125,000.00...      59,161,487       527        7.37       112,261       7.993      295.68      713         91.8
125,000.01 -   150,000.00...      55,471,251       398        6.91       139,375       7.871      295.06      708         89.6
150,000.01 -   175,000.00...      22,229,858       136        2.77       163,455       7.519      294.62      711         85.1
175,000.01 -   200,000.00...      25,376,350       134        3.16       189,376       7.578      292.71      713         84.5
200,000.01 -   225,000.00...       9,154,385        43        1.14       212,893       7.640      293.60      711         84.9
225,000.01 -   250,000.00...      13,848,681        58        1.72       238,770       6.893      293.94      718         80.2
250,000.01 -   275,000.00...       9,326,164        35        1.16       266,462       7.915      293.82      711         84.9
275,000.01 -   300,000.00...      12,211,089        42        1.52       290,740       7.402      296.28      709         82.6
300,000.01 -   325,000.00...       4,088,702        13        0.51       314,516       7.480      297.87      712         76.4
325,000.01 -   350,000.00...       7,830,420        23        0.98       340,453       7.465      297.61      716         84.6
350,000.01 -   375,000.00...       5,100,667        14        0.64       364,333       7.329      293.12      722         80.3
375,000.01 -   400,000.00...       7,040,620        18        0.88       391,146       7.712      290.66      709         80.9
400,000.01 -   425,000.00...       5,349,333        13        0.67       411,487       7.515      293.21      710         86.5
425,000.01 -   450,000.00...       3,569,672         8        0.44       446,209       6.634      296.88      736         72.5
450,000.01 -   475,000.00...       3,260,101         7        0.41       465,729       7.344      297.71      710         77.1
475,000.01 -   500,000.00...      12,368,119        25        1.54       494,725       6.864      294.69      722         77.5
500,000.01 -   525,000.00...       1,549,000         3        0.19       516,333       8.838      298.98      669         86.8
525,000.01 -   550,000.00...       1,089,900         2        0.14       544,950       7.749      297.99      755         90.0
550,000.01 -   575,000.00...       3,409,425         6        0.42       568,237       7.007      298.19      716         77.1
575,000.01 -   600,000.00...       5,322,337         9        0.66       591,371       8.240      297.10      684         88.0
600,000.01 -   625,000.00...       1,867,893         3        0.23       622,631       6.790      296.00      702         85.0
625,000.01 -   650,000.00...         650,000         1        0.08       650,000       3.990      300.00      715         78.8
650,000.01 -   675,000.00...       3,967,465         6        0.49       661,244       6.802      295.85      702         84.6
675,000.01 -   700,000.00...       5,540,262         8        0.69       692,533       7.307      289.36      716         81.1
700,000.01 -   725,000.00...       2,131,856         3        0.27       710,619       7.010      295.99      779         81.3
725,000.01 -   750,000.00...         730,500         1        0.09       730,500       9.125      295.00      674         82.3
750,000.01 -   775,000.00...         770,000         1        0.10       770,000       7.250      300.00      777         69.9
775,000.01 -   800,000.00...       1,583,000         2        0.20       791,500       8.502      298.49      723         85.0
800,000.01 -   825,000.00...         801,225         1        0.10       801,225       9.500      297.00      691         90.0
825,000.01 -   850,000.00...         842,820         1        0.10       842,820       6.875      297.00      745         80.0
850,000.01 -   875,000.00...         869,592         1        0.11       869,592       8.125      297.00      672         78.7
875,000.01 -   900,000.00...       2,643,793         3        0.33       881,264       9.207      299.00      693         90.0
900,000.01 -   925,000.00...         925,000         1        0.12       925,000      10.750      297.00      737        100.0
925,000.01 -   950,000.00...       2,803,777         3        0.35       934,592       6.789      298.01      699         82.4
950,000.01 -   975,000.00...       2,880,185         3        0.36       960,062       6.786      297.99      697         62.3
975,000.01 - 1,000,000.00...       2,994,452         3        0.37       998,151       6.583      295.35      690         75.3
Greater than 1,000,000.00...       4,016,143         3        0.50     1,338,714       5.331      299.12      753         81.8
                              --------------  ---------  ----------
     Total..................  $  802,955,396    17,281      100.00%
                              ==============  =========  ==========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $46,465.

                 Loan Programs for the Group 2 Mortgage Loans

                                                            Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number      Aggregate    Average    Average     Average    Average       Average
                                 Principal        of         Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage     Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Description of Loan Programs    Outstanding      Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-----------------------------  --------------  ---------   -----------   ---------  ---------   ---------  ----------  ------------
10 Year Draw, 20 Year Repay....  $    193,211          8        0.02%   $   24,151     6.899%      353.57       707        89.2%
3 Year Draw, 10 Year Repay.....        64,249          3        0.01        21,416     9.280        92.58       717        97.1
5 Year Draw, 5 Year Repay......       139,517          4        0.02        34,879     9.820        98.67       701        94.5
5 Year Draw, 10 Year Repay.....       546,526          9        0.07        60,725     8.379       172.88       720        98.4
10 Year Draw, 10 Year Repay....        36,134          1         (2)        36,134     9.500       237.00       684       100.0
10 Year Draw, 15 Year Repay(1).   801,591,293     17,243       99.83        46,488     7.806       292.22       712        87.2
15 Year Draw, 0 Year Repay.....         9,493          1         (2)         9,493     8.500       116.00       739        89.4
15 Year Draw, 10 Year Repay....       374,973         12        0.05        31,248     6.411       279.85       711        68.1
                                -------------   ---------  -----------
     Total..................... $ 802,955,396     17,281      100.00%
                                ==============  =========  ===========

----------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.
(2) Less than 0.01%


                   Loan Rates for the Group 2 Mortgage Loans

                                                            Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number      Aggregate    Average    Average     Average    Average       Average
                                 Principal        of         Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage     Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Range of Loans Rates (%)        Outstanding      Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-----------------------------  --------------  ---------   -----------   ---------  ---------   ---------  ----------  ------------
Less than or equal to 3.000..  $      37,000          1          (1)     $ 37,000       2.990%      297.00       670       100.0%
 3.501 -  4.000..............     20,063,906        383        2.50%       52,386       3.990       299.67       723        77.0
 4.001 -  4.500..............     35,759,795        755        4.45        47,364       4.410       296.55       708        96.5
 4.501 -  5.000..............        660,453         12        0.08        55,038       4.866       294.47       730        85.6
 5.001 -  5.500..............      3,771,089         30        0.47       125,703       5.441       296.35       730        83.7
 5.501 -  6.000..............     79,930,453      1,420        9.95        56,289       5.978       290.94       733        74.8
 6.001 -  6.500..............     73,318,887      1,702        9.13        43,078       6.405       290.90       718        75.5
 6.501 -  7.000..............     65,210,854      1,239        8.12        52,632       6.874       286.84       719        78.6
 7.001 -  7.500..............     55,833,160      1,130        6.95        49,410       7.317       289.77       700        80.7
 7.501 -  8.000..............     75,739,308      1,915        9.43        39,551       7.861       292.62       718        88.5
 8.001 -  8.500..............    119,862,750      2,932       14.93        40,881       8.377       293.65       719        93.1
 8.501 -  9.000..............     82,403,760      1,681       10.26        49,021       8.839       292.01       700        90.6
 9.001 -  9.500..............     92,153,306      2,171       11.48        42,447       9.433       292.10       701        96.3
 9.501 - 10.000..............     40,261,342        799        5.01        50,390       9.848       293.15       698        93.3
10.001 - 10.500..............     39,436,771        807        4.91        48,868      10.327       291.20       699        96.5
10.501 - 11.000..............     13,915,468        222        1.73        62,682      10.780       296.89       699        94.6
11.001 - 11.500..............      4,597,094         82        0.57        56,062      11.238       297.40       678        95.0
                               --------------  ---------  -----------
     Total...................  $ 802,955,396     17,281      100.00%
                               ==============  =========  ===========

--------------
(1) Less than 0.01%.


     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 7.807%.

     Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                            Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number      Aggregate    Average    Average     Average    Average       Average
                                 Principal        of         Principal    Current     Gross     Remaining   Credit       Combined
Range of Months Remaining         Balance       Mortgage     Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
  to Scheduled Maturity         Outstanding      Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-----------------------------  --------------  ---------   -----------   ---------  ---------   ---------  ----------  ------------
 49 -  60..................    $       4,605          1          (1)     $ 4,605       6.750%       58.00       740        61.8%
 61 -  72..................           36,747          1          (1)      36,747       8.625        61.00       746        86.7
 85 -  96..................           64,249          3        0.01%      21,416       9.280        92.58       717        97.1
 97 - 108..................           10,000          1          (1)      10,000       9.625       103.00       755        90.0
109 - 120..................          109,022          3        0.01       36,341      10.170       116.31       683        98.1
145 - 156..................            3,645          1          (1)       3,645       6.250       146.00       790       100.0
157 - 168..................           87,865          2        0.01       43,932       8.579       161.49       698       100.0
169 - 180..................          443,652          5        0.06       88,730       8.341       176.74       724        98.2
229 - 240..................       42,572,374      1,684        5.30       25,281       7.582       237.72       724        78.6
241 - 252..................       18,318,717        784        2.28       23,366       8.078       241.76       720        84.6
253 - 264..................          230,182          8        0.03       28,773       7.099       261.13       707        89.4
265 - 276..................          437,065         24        0.05       18,211       7.117       271.41       707        86.4
277 - 288..................       18,221,382        740        2.27       24,623       7.342       285.41       720        81.3
289 - 300..................      722,222,680     14,016       89.95       51,528       7.825       296.89       711        87.9
337 - 348..................           43,681          2        0.01       21,840       6.563       341.63       741        96.9
349 - 360..................          149,530          6        0.02       24,922       6.997       357.06       697        87.0
                               --------------  ---------  -----------
     Total.................    $ 802,955,396     17,281      100.00%
                               ==============  =========  ===========

        --------------
        (1) Less than 0.01%.


     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 292.

     The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


         Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                            Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number      Aggregate    Average    Average     Average    Average       Average
                                 Principal        of         Principal    Current     Gross     Remaining   Credit       Combined
Range of Combined Loan-to-        Balance       Mortgage     Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
     Value Ratio (%)            Outstanding      Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
--------------------------     --------------  ---------   -----------   ---------  ---------   ---------  ----------  ------------
 0.01 -   10.00..............  $      85,104          5        0.01%     $ 17,021       7.659%      297.68       681         9.0%
10.01 -   20.00..............        706,043         15        0.09        47,070       5.993       292.29       734        18.4
20.01 -   30.00..............      2,182,091         77        0.27        28,339       6.324       291.79       731        26.5
30.01 -   40.00..............      7,364,341        226        0.92        32,586       6.306       289.28       720        36.0
40.01 -   50.00..............     11,158,793        321        1.39        34,763       6.288       284.04       731        45.7
50.01 -   60.00..............     19,992,213        545        2.49        36,683       6.499       285.57       718        55.9
60.01 -   70.00..............     65,926,569      1,537        8.21        42,893       6.439       287.18       714        66.5
70.01 -   80.00..............    109,337,211      2,207       13.62        49,541       6.826       290.46       710        77.6
80.01 -   90.00..............    264,458,576      5,691       32.94        46,470       8.138       293.71       706        88.7
90.01 -  100.00..............    321,744,454      6,657       40.07        48,332       8.330       293.07       715        98.7
                               --------------  ---------  -----------
     Total...................  $ 802,955,396     17,281      100.00%
                               ==============  =========  ===========


     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 87.22%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 2 Mortgage Loans

                                                            Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number      Aggregate    Average    Average     Average    Average       Average
                                 Principal        of         Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage     Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
        State                   Outstanding      Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
--------------------------     --------------  ---------   -----------   ---------  ---------   ---------  ----------  ------------
Alabama......................   $   4,252,527        194        0.53%   $   21,920      7.544%     269.27       714          89.3%
Alaska.......................         534,740         21        0.07        25,464      7.633      269.45       679          83.6
Arizona......................      14,736,975        443        1.84        33,266      7.203      289.13       714          86.7
California...................     313,568,345      3,174       39.05        98,793      7.783      295.36       711          86.8
Colorado.....................      26,493,030        682        3.30        38,846      7.580      291.32       716          90.3
Connecticut..................       8,392,304        141        1.05        59,520      7.788      291.45       699          77.5
Delaware.....................       1,234,438         41        0.15        30,108      7.532      292.76       713          88.3
District of Columbia.........       1,332,877         20        0.17        66,644      7.495      295.95       695          78.1
Florida......................      64,343,347      1,616        8.01        39,816      7.995      293.74       716          88.6
Georgia......................      16,230,825        488        2.02        33,260      7.807      289.52       711          93.7
Hawaii.......................       8,109,205        161        1.01        50,368      7.888      291.63       712          79.5
Idaho........................       5,254,197        202        0.65        26,011      8.297      286.57       713          89.5
Illinois.....................      24,482,016        667        3.05        36,705      7.765      289.91       710          86.8
Indiana......................       6,464,258        284        0.81        22,761      8.387      285.59       708          91.7
Iowa.........................       1,688,652         81        0.21        20,848      8.083      285.52       700          91.5
Kansas.......................       3,385,921        151        0.42        22,423      7.896      278.12       717          91.7
Kentucky.....................       6,173,213        181        0.77        34,106      7.830      291.44       705          89.4
Louisiana....................       3,947,015        157        0.49        25,140      8.209      284.71       706          87.0
Maine........................       1,044,635         50        0.13        20,893      7.192      288.40       703          80.8
Maryland.....................      12,020,376        322        1.50        37,330      7.472      292.59       707          88.4
Massachusetts................      18,475,541        414        2.30        44,627      7.551      292.88       712          80.5
Michigan.....................      11,239,885        453        1.40        24,812      8.232      280.18       705          88.3
Minnesota....................       8,190,406        264        1.02        31,024      7.899      292.31       719          86.2
Mississippi..................       2,629,277         97        0.33        27,106      8.025      284.79       719          88.4
Missouri.....................       8,043,398        335        1.00        24,010      7.691      287.76       712          91.6
Montana......................       3,306,812        105        0.41        31,493      7.478      284.92       723          83.0
Nevada.......................      35,920,087        775        4.47        46,348      8.049      295.58       717          89.4
Nebraska.....................       1,308,012         52        0.16        25,154      8.573      284.81       701          91.8
New Hampshire................       2,691,704         80        0.34        33,646      7.528      291.79       712          88.0
New Jersey...................      25,969,860        653        3.23        39,770      7.571      293.58       708          81.2
New Mexico...................       3,714,980        142        0.46        26,162      7.790      279.34       714          87.2
New York.....................      30,107,186        640        3.75        47,042      7.404      292.43       716          80.5
North Carolina...............      12,438,365        426        1.55        29,198      8.245      284.58       711          91.7
North Dakota.................         256,827          9        0.03        28,536      7.836      290.54       706          93.3
Ohio.........................      11,427,698        484        1.42        23,611      8.372      283.20       710          91.9
Oklahoma.....................       3,743,653        169        0.47        22,152      8.499      278.35       707          90.7
Oregon.......................       9,322,464        292        1.16        31,926      7.465      283.15       715          88.3
Pennsylvania.................      10,635,629        423        1.32        25,143      8.091      285.24       710          88.0
Rhode Island.................       1,546,891         42        0.19        36,831      8.036      294.30       709          84.3
South Carolina...............       5,859,002        228        0.73        25,697      7.887      288.48       715          86.9
South Dakota.................         597,898         24        0.07        24,912      8.502      283.83       698          90.7
Tennessee....................       7,576,082        308        0.94        24,598      7.840      286.75       713          91.9
Texas........................       2,512,023         84        0.31        29,905      8.716      294.90       722          91.7
Utah.........................      10,370,032        303        1.29        34,225      7.641      287.71       709          87.6
Vermont......................         724,597         20        0.09        36,230      7.416      289.13       697          85.7
Virginia.....................      21,775,338        528        2.71        41,241      7.903      292.88       705          88.9
Washington...................      21,924,537        589        2.73        37,223      7.799      287.83       711          91.0
West Virginia................         799,972         32        0.10        24,999      7.641      281.57       710          90.1
Wisconsin....................       4,855,545        196        0.60        24,773      7.981      290.79       706          89.2
Wyoming......................       1,302,799         38        0.16        34,284      7.451      274.08       728          79.4
                                --------------  ---------  -----------
     Total...................   $ 802,955,396     17,281      100.00%
                                ==============  =========  ===========

      Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                            Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number      Aggregate    Average    Average     Average    Average       Average
                                 Principal        of         Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage     Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Range of Credit Score           Outstanding      Loans     Outstanding    Balance     Rate      (months)   Risk Score     Ratio
--------------------------     --------------  ---------   -----------   ---------  ---------   ---------  ----------  ------------
821 - 840...................   $   1,062,966        42          0.13%   $   25,309      6.533%     294.94       828        69.1%
801 - 820...................       9,720,081       280          1.21        34,715      6.784      295.20       807        82.2
781 - 800...................      36,228,223       989          4.51        36,631      7.165      289.50       789        83.3
761 - 780...................      67,323,290     1,602          8.38        42,025      7.277      289.34       770        84.8
741 - 760...................      93,417,437     2,067         11.63        45,195      7.455      289.74       750        86.6
721 - 740...................     123,309,313     2,596         15.36        47,500      7.806      291.41       730        89.5
701 - 720...................     147,217,039     2,897         18.33        50,817      7.893      293.17       710        89.2
681 - 700...................     122,603,664     2,589         15.27        47,356      8.033      292.49       691        87.6
661 - 680...................     116,755,845     2,295         14.54        50,874      8.137      294.22       671        87.6
641 - 660...................      52,428,186     1,166          6.53        44,964      8.225      293.06       652        85.9
621 - 640...................      27,818,705       644          3.46        43,197      7.888      293.69       631        82.0
601 - 620...................       4,678,982       102          0.58        45,872      7.741      291.05       618        83.4
581 - 600...................         332,716         8          0.04        41,590      7.929      292.66       587        85.4
561 - 580...................          35,894         2            (1)       17,947      7.469      293.09       566        89.3
560 or less.................          23,054         2            (1)       11,527      7.048      294.84       555        46.1
                               --------------  ---------  -----------
     Total..................   $ 802,955,396    17,281        100.00%
                               ==============  =========  ===========

        ---------------
        (1) Less than 0.01%


     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 712.



                 Property Type for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Property Type                   Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
--------------------------     --------------  ---------  -----------   ---------  ---------   ---------  ----------  ------------
Single Family................   $  539,421,815   12,237     67.18%     $ 44,081       7.784%     290.89      710        86.2%
Planned Unit Development (PUD)     166,929,946    3,034     20.79        55,020       7.691      294.27      714        89.0
Low-Rise Condominium.........       58,612,974    1,388      7.30        42,228       8.066      294.71      717        92.1
2-4 Units....................       24,498,945      350      3.05        69,997       8.260      295.79      719        84.3
High-Rise Condominium........       12,321,398      219      1.53        56,262       8.318      296.53      722        89.4
Manufactured Housing (1).....        1,170,317       53      0.15        22,081       6.728      277.22      720        76.5
                                --------------- --------  ---------
     Total...................   $  802,955,396   17,281    100.00%
                                =============== ========  =========

        --------------
        (1) Treated as real property.

                 Gross Margins for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Range of Gross Margin(%)        Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
--------------------------     --------------  ---------  -----------   ---------  ---------   ---------  ----------  ------------
Less than or equal to 0.000..    $ 83,728,650    1,498       10.43%   $   55,894      5.726%     291.19       741        73.2%
0.001 - 0.250................      16,851,054      389        2.10        43,319      6.049      292.20       698        66.0
0.251 - 0.500................      63,301,800    1,417        7.88        44,673      6.284      291.42       722        78.2
0.501 - 0.750................      23,360,585      559        2.91        41,790      6.522      278.77       725        72.8
0.751 - 1.000................      47,719,265      787        5.94        60,634      6.753      292.07       718        83.3
1.001 - 1.250................      33,170,697      834        4.13        39,773      6.856      286.46       688        77.2
1.251 - 1.500................      32,528,599      499        4.05        65,188      6.938      295.50       715        87.3
1.501 - 1.750................      25,394,011      438        3.16        57,977      7.337      295.74       704        85.8
1.751 - 2.000................      59,364,535    1,664        7.39        35,676      7.612      291.94       722        90.8
2.001 - 2.250................      40,315,767      931        5.02        43,304      7.940      293.90       704        89.5
2.251 - 2.500................      85,910,733    2,135       10.70        40,239      8.313      293.87       725        94.8
2.501 - 2.750................      39,182,025      741        4.88        52,877      8.506      291.87       700        90.3
2.751 - 3.000................      49,934,922    1,072        6.22        46,581      8.506      292.90       699        91.6
3.001 - 3.250................      20,420,480      402        2.54        50,797      8.829      286.53       707        93.4
3.251 - 3.500................      76,688,156    1,868        9.55        41,054      9.283      293.92       698        97.0
3.501 - 3.750................      17,967,125      388        2.24        46,307      9.494      290.06       699        93.7
3.751 - 4.000................      23,733,854      443        2.96        53,575      9.738      295.72       695        93.1
4.001 - 4.250................      23,157,885      475        2.88        48,753      9.836      291.76       706        96.2
4.251 - 4.500................      19,511,269      402        2.43        48,535     10.065      291.59       688        96.9
4.501 - 4.750................       9,105,622      162        1.13        56,208     10.427      296.96       699        95.7
4.751 - 5.000................       6,141,596       84        0.76        73,114      9.735      296.80       690        93.6
5.001 - 5.250................       5,466,765       93        0.68        58,782     10.641      297.69       678        94.9
                                -------------  ---------  -----------
     Total...................   $ 802,955,396    17,281      100.00%
                                =============  =========  ===========


     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 2.079%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


         Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
Range of Credit                   Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Limit Utilization Rates(%)      Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
--------------------------     --------------  ---------  -----------   ---------  ---------   ---------  ----------  ------------
 0.01 - 10.00...............    $   3,376,806        595       0.42%   $  5,675      7.029%     289.92       735        75.7%
10.01 - 20.00................       8,249,984        681       1.03      12,115      6.979      291.10       734        76.9
20.01 - 30.00................      12,523,589        654       1.56      19,149      6.960      290.63       728        75.5
30.01 - 40.00................      16,227,817        682       2.02      23,794      6.738      288.39       733        73.1
40.01 - 50.00................      22,396,618        694       2.79      32,272      6.921      290.64       730        76.4
50.01 - 60.00................      23,405,238        681       2.91      34,369      7.010      290.22       718        77.4
60.01 - 70.00................      27,093,090        742       3.37      36,514      7.013      288.14       718        79.1
70.01 - 80.00................      33,362,942        859       4.16      38,839      7.211      287.20       712        78.7
80.01 - 90.00................      47,233,350      1,020       5.88      46,307      7.220      285.49       713        80.4
90.01 - 100.00...............     609,085,960     10,673      75.86      57,068      8.045      293.32       709        90.2
                                --------------  ---------  ----------
     Total...................   $ 802,955,396     17,281     100.00%
                                ==============  =========  ==========


     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 79.86%.

               Maximum Loan Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Maximum Loan Rates(%)           Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-------------------------     --------------   ---------  -----------   ---------   ---------  ---------  ---------- ------------
11.949...................     $      25,000          1          (1)     $ 25,000      7.625%     297.00      664          100.0%
12.500...................            84,431          5        0.01%       16,886      7.010      235.17      728           79.5
12.750...................           142,018          8        0.02        17,752      8.343      236.51      705           83.3
13.000...................           448,526         26        0.06        17,251      8.414      237.86      708           84.9
13.500...................           499,022         24        0.06        20,793      8.144      241.11      711           87.3
16.000...................        37,879,827        919        4.72        41,219      7.670      293.02      714           84.6
17.000...................        66,668,044      1,696        8.30        39,309      8.022      293.81      716           88.7
18.000...................       697,208,528     14,602       86.83        47,747      7.793      291.96      711           87.2
                              --------------  ---------  -----------
     Total...............     $ 802,955,396     17,281      100.00%
                              ==============  =========  ===========

        ---------------
        (1) Less than 0.01%.

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.815%.

                 Credit Limits for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
Range of Credit Limits($)       Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-------------------------     --------------   ---------  -----------   ---------   ---------  ---------  ---------- ------------
      0.01 -  10,000.00.....   $   1,791,595        262       0.22%     $   6,838      8.311%     275.91       713        84.0%
 10,000.01 -  20,000.00.....      36,662,796      2,860       4.57         12,819      8.117      277.82       712        84.8
 20,000.01 -  30,000.00.....      83,612,064      3,822      10.41         21,877      8.149      285.27       709        89.1
 30,000.01 -  40,000.00.....      73,033,830      2,439       9.10         29,944      7.987      288.79       711        90.0
 40,000.01 -  50,000.00.....      84,079,036      2,285      10.47         36,796      7.877      291.69       710        87.7
 50,000.01 -  60,000.00.....      42,908,895        971       5.34         44,190      7.945      293.67       709        89.1
 60,000.01 -  70,000.00.....      26,253,064        542       3.27         48,437      7.898      294.52       707        88.0
 70,000.01 -  80,000.00.....      42,051,486        707       5.24         59,479      8.067      295.26       714        91.6
 80,000.01 -  90,000.00.....      33,540,876        481       4.18         69,732      8.025      295.37       714        94.0
 90,000.01 - 100,000.00.....      51,140,684        784       6.37         65,230      7.783      294.18       712        86.7
100,000.01 - 125,000.00.....      55,204,870        570       6.88         96,851      8.106      295.95       713        93.3
125,000.01 - 150,000.00.....      61,679,258        584       7.68        105,615      7.842      295.21       708        88.1
150,000.01 - 175,000.00.....      19,035,101        142       2.37        134,050      7.598      294.51       714        87.6
175,000.01 - 200,000.00.....      29,809,831        234       3.71        127,392      7.349      293.42       712        81.8
200,000.01 - 225,000.00.....      10,710,820         74       1.33        144,741      7.562      290.76       710        85.7
225,000.01 - 250,000.00.....      14,456,333        100       1.80        144,563      6.990      293.86       720        79.8
250,000.01 - 275,000.00.....       8,977,528         43       1.12        208,780      7.816      295.36       703        85.9
275,000.01 - 300,000.00.....      15,089,678         78       1.88        193,457      7.112      293.89       713        78.7
300,000.01 - 325,000.00.....       3,985,703         16       0.50        249,106      7.718      297.45       708        81.4
325,000.01 - 350,000.00.....       9,043,882         36       1.13        251,219      7.625      292.91       721        85.4
350,000.01 - 375,000.00.....       4,165,266         14       0.52        297,519      7.625      297.32       716        87.9
375,000.01 - 400,000.00.....       8,230,106         31       1.02        265,487      7.924      297.25       705        81.7
400,000.01 - 425,000.00.....       5,641,018         18       0.70        313,390      7.517      289.21       709        81.0
425,000.01 - 450,000.00.....       1,820,439          7       0.23        260,063      7.707      297.32       744        80.4
450,000.01 - 475,000.00.....       1,873,047          6       0.23        312,174      7.212      298.19       733        84.4
475,000.01 - 500,000.00.....      20,866,195         64       2.60        326,034      6.686      294.40       724        74.4
500,000.01 - 525,000.00.....       1,835,860          5       0.23        367,172      8.395      298.67       686        87.3
525,000.01 - 550,000.00.....       1,299,467          4       0.16        324,867      7.426      296.75       750        87.9
550,000.01 - 575,000.00.....       1,907,006          5       0.24        381,401      6.892      296.05       723        87.9
575,000.01 - 600,000.00.....       7,304,436         14       0.91        521,745      7.832      297.45       688        82.3
600,000.01 - 625,000.00.....       1,047,563          3       0.13        349,188      8.102      296.72       695        82.6
625,000.01 - 650,000.00.....       1,035,120          4       0.13        258,780      5.672      299.38       713        83.8
650,000.01 - 675,000.00.....       1,954,000          4       0.24        488,500      7.852      295.71       681        85.2
675,000.01 - 700,000.00.....       4,966,440         11       0.62        451,495      7.869      297.04       714        81.5
700,000.01 - 725,000.00.....       1,872,236          4       0.23        468,059      7.819      297.48       729        88.9
725,000.01 - 750,000.00.....       2,987,178          6       0.37        497,863      7.268      276.18       742        75.8
775,000.01 - 800,000.00.....       3,274,421          6       0.41        545,737      7.529      298.29       749        78.2
800,000.01 - 825,000.00.....       1,506,290          3       0.19        502,097      6.997      298.26       727        89.3
825,000.01 - 850,000.00.....         809,185          3       0.10        269,728      6.004      297.01       711        95.5
850,000.01 - 875,000.00.....       1,712,412          2       0.21        856,206      7.510      297.00       708        79.3
875,000.01 - 900,000.00.....       3,303,496          6       0.41        550,583      8.679      298.60       706        90.0
900,000.01 - 925,000.00.....       1,155,000          2       0.14        577,500      9.605      295.61       745        95.0
925,000.01 - 950,000.00.....         250,000          1       0.03        250,000      7.500      296.00       695        90.0
950,000.01 - 975,000.00.....       1,888,391          2       0.24        944,196      6.999      298.51       714        86.5
975,000.01 - 1,000,000.00...      11,531,428         18       1.44        640,635      6.455      294.09       701        70.1
Greater than 1,000,000.00...       5,652,067          8       0.70        706,508      5.470      298.12       750        80.6
                               --------------  ---------  ----------
     Total..................   $ 802,955,396     17,281     100.00%
                               ==============  =========  ==========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $61,304.

                 Lien Priority for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
    Lien Priority               Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-------------------------     --------------   ---------  -----------   ---------   ---------  ---------  ---------- ------------
Second Liens.................  $ 802,955,396     17,281      100.00%   $   46,465    7.807%     292.09       712        87.2%
                               --------------  ---------  -----------
     Total...................  $ 802,955,396     17,281      100.00%
                               ==============  =========  ===========


               Delinquency Status for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
     Delinquency Status         Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-------------------------     --------------   ---------  -----------   ---------   ---------  ---------  ---------- ------------
Current......................  $ 802,955,396     17,281     100.00%      $ 46,465    7.807%     292.09       712        87.2%
                               --------------  ---------  ----------
     Total...................  $ 802,955,396     17,281     100.00%
                               ==============  =========  ==========


                Origination Year for the Group 2 Mortgage Loans

                                                           Percent of               Weighted   Weighted   Weighted      Weighted
                                 Aggregate       Number     Aggregate    Average    Average     Average    Average       Average
                                 Principal        of        Principal    Current     Gross     Remaining   Credit       Combined
                                  Balance       Mortgage    Balance     Principal   Mortgage     Term      Bureau    Loan-to-Value
    Origination Year            Outstanding      Loans    Outstanding    Balance     Rate      (months)   Risk Score     Ratio
-------------------------     --------------   ---------  -----------   ---------   ---------  ---------  ---------- ------------
1999.........................  $       77,544        3        0.01%    $   25,848     6.634%      235.00       735        76.1%
2000.........................      60,894,444    2,470        7.58         24,654     7.734       238.62       722        80.4
2001.........................          35,102        3          (1)        11,701     6.467       253.29       687        78.9
2002.........................         431,696       16        0.05         26,981     7.182       264.51       695        93.0
2003.........................       2,664,979      146        0.33         18,253     7.271       276.91       730        82.7
2004.........................      65,337,477    2,018        8.14         32,377     7.679       291.01       720        84.2
2005.........................     673,514,154   12,625       83.88         53,348     7.828       297.11       710        88.1
                               --------------  ---------  ----------
     Total...................  $  802,955,396   17,281      100.00%
                               ==============  =========  ==========


        --------------
        (1) Less than 0.01%.

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.


                                         By: /s/ Leon Daniels, Jr.
                                             -------------------------
                                             Name:   Leon Daniels, Jr.
                                             Title:  Vice President



Dated:  July 15, 2005